NB Crossroads Private Markets Fund VII Holdings LP

Schedule of Investments

June 30, 2022 (Unaudited)

Investments / Co-investments (A),(B),(D)	Acquisition Type	Acquisition Dates (C)	Geographic Region (E)	Cost	Fair Value
Large-cap Buyout (27.90%)
CIHMH Holdings L.P.	Co-Investment	05/2022	North America	$1,403,974	$1,399,898
Knockout Co-Invest L.P.	Co-Investment	06/2022	North America	3,830,000	3,830,000
Project Alpine Co-Invest Fund, L.P.	Co-Investment	06/2022	North America	3,001,705	3,000,366
The Veritas Capital Fund VIII, L.P.	Primary	-	North America	-	-
Warburg Pincus Global Growth 14, L.P.	Primary	05/2022	North America	1,010,082	974,904
WP Irving Co-Invest L.P.	Co-Investment	04/2022	North America	1,010,000	1,010,000
				10,255,761	10,215,168
Small and Mid-cap Buyout (17.55%)
BP-Miratech Holdings LLC	Co-Investment	04/2022	North America	1,400,000	2,184,000
Centerbridge Seaport Acquisition Fund, L.P.	Co-Investment	05/2022	North America	1,245,246	1,240,921
Francisco Partners VII-A, L.P.	Primary	-	North America	-	-
Harvest Partners IX (Parallel), L.P.	Primary	-	North America	199,048	-
THL Fund Investors (Iconic), L.P.	Co-Investment	05/2022	North America	3,000,000	2,999,953
Thoma Bravo Discover Fund IV-A, L.P.	Primary	-	North America	-	-
WCAS XIV, L.P.	Primary	-	North America	-	-
				5,844,294	6,424,874
Venture Capital (0.00%)
Accel Leaders 4 L.P.	Primary	-	North America	-	-
Battery Ventures XIV, L.P.	Primary	-	North America	-	-
Meritech Capital Partners VIII L.P.	Primary	-	North America	-	-
Meritech Capital Sidecar III L.P.	Primary	-	North America	-	-
				-	-
Money Market Fund (54.81%)
Morgan Stanley Institutional Liquidity Fund Government Portfolio				20,068,221	20,068,221
				20,068,221	20,068,221

Total Investments (cost $36,168,276) (100.26%)					36,708,263
Other Assets & Liabilities (Net) (-0.26%)					(93,708)
Partners' Capital - Net Assets (100.00%)					$36,614,555

(A)	Non-income producing securities, which are restricted as to public resale and illiquid.
(B)	Total cost of illiquid and restricted securities at June 30, 2022 aggregated $16,100,055. Total fair value of illiquid and restricted securities at June 30, 2022 was $16,640,042 or 45.45% of net assets.
(C)	Acquisition Dates cover from original investment date to the last acquisition date and is required disclosure for restricted securities only.
(D)	All percentages are calculated as fair value divided by the Master Fund's Partners' Capital - Net Assets.
(E)	Geographic Region is based on where a Portfolio Fund is headquartered and may be different from where the Portfolio Fund invests.

Valuation of Investments

NB Crossroads Private Markets Fund VII Holdings LP the (“Master Fund”) computes its net asset value (“NAV”) as of the last business day of each fiscal quarter and at such other times as deemed appropriate by Neuberger Berman Investment Advisers LLC (the “Registered Investment Adviser”) and NB Alternatives Advisers LLC (the “Sub-Adviser”) in accordance with valuation principles set forth below, or may be determined from time to time, pursuant to the valuation procedures (the “Procedures”) established by the Board of Directors of the registrant (the “Board”).

The Board has approved the Procedures pursuant to which the Master Fund values its interests in the Portfolio Funds and other investments.  The Board has delegated to the Sub-Adviser general responsibility for determining the value of the assets held by the Master Fund.  The value of the Master Fund’s interests is based on information reasonably available at the time the valuation is made and the Sub-Adviser believes to be reliable.

It is expected that most of the Underlying Investments in which the Master Fund invests will meet the criteria set forth under the Financial Accounting Standards Board (“FASB”) ASC Topic 820, Fair Value Measurement (“ASC 820”) permitting the use of the practical expedient to determine the fair value of the Underlying Investments. ASC 820 provides that, in valuing alternative investments that do not have quoted market prices but calculate NAV per share or equivalent, an investor may determine fair value by using the NAV reported to the investor by the Underlying Investment. To the extent ASC 820 is applicable to an Underlying Investment, the Sub-Adviser generally will value the Master Fund’s investment based primarily upon the value reported to the Master Fund by the Portfolio Fund or the lead investor of a Co-Investment as of each quarter-end, determined by the Underlying Investment in accordance with its own valuation policies.

FASB ASC 820 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). FASB ASC 820 provides three levels of the fair value hierarchy as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Master Fund has the ability to access;

Level 2	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data;

Level 3	Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Master Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Most Portfolio Funds are structured as closed-end, commitment-based private investment funds to which the Master Fund commits a specified amount of capital upon inception of the Portfolio Fund (i.e., committed capital) which is then drawn down over a specified period of the Portfolio Fund’s life. Such Portfolio Funds generally do not provide redemption options for investors and, subsequent to final closing, do not permit subscriptions by new or existing investors. Accordingly, the Master Fund generally holds interests in Portfolio Funds for which there is no active market, although, in some situations, a transaction may occur in the “secondary market” where an investor purchases a limited partner’s existing interest and remaining commitment.

Assumptions used by the Sub-Adviser due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Master Fund’s results of operations and financial condition.

The following table presents the investments carried on the Statement of Assets, Liabilities and Partners’ Capital – Net Assets by level within valuation hierarchy as of June 30, 2022:

	Level 1	Level 2	Level 3	Net Asset Value	Total
Assets:
Large-cap Buyout	$-	$-	$-	$10,215,168	$10,215,168
Small and Mid-cap Buyout	-	-	-	6,424,874	6,424,874
Venture	-	-	-	-	-
Money Market Fund	20,068,221	-	-	-	20,068,221
Total	$20,068,221	$-	$-	$16,640,042	$36,708,263

The estimated remaining life of the Master Fund’s Portfolio Funds as of June 30, 2022 is one to ten years, with the possibility of extensions by each of the Portfolio Funds.